Exhibit 99.1

Electric Vehicle Charging and Custom Power Supply Solutions www.turnongreen.com Imperalis Holding Corp. ( OTC:IMHC )

©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved 2 Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Imperalis Holding Corp . (the “Company” or “TurnOnGreen”) contain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 ; as amended . Forward - looking statements reflect the current view about future events . Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward - looking statements . Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products, and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook . Forward - looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed . We caution you therefore against relying on any of these forward - looking statements . These risks and uncertainties include those risk factors discussed in Item 2 . 01 – Completion of Acquisition or Disposition of Assets, “Risk Factors” of our Current Report on Form 8 - K filed with the Securities and Exchange Commission on September 6 , 2022 (the “Super 8 - K”) and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s website ( www . sec . gov ) . Any forward - looking statements are qualified in their entirety by reference to the risk factors discussed in the Super 8 - K .; Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Important factors that could cause actual results to differ materially from those in forward - looking statements include a decline in general economic conditions nationally and internationally ; decreased demand for our products and services ; market acceptance of our products ; the ability to protect our intellectual property rights ; the impact of any litigation or infringement actions brought against us ; competition from other providers and products ; risks in product development ; inability to raise capital to fund continuing operations ; changes in government regulation ; the ability to complete customer transactions and capital raising transactions . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time . In addition, the forecasts are based entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products .

Imperalis Holding Corp.( OTC:IMHC ) Corporate Overview 3 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. ( OTC:IMHC ) ("TurnOnGreen") and subsidiary Digital Power Corporation , an advanced power electronics company founded in 1969 , leverages 50+ years of digital power technology expertise to provide custom power solutions to Fortune 500 companies across the globe . TurnOnGreen is committed to building public and private Electric Vehicle charging infrastructure throughout the United States, Canada and abroad .   Headquartered in San Jose, CA , TurnOnGreen works across North America and abroad to provide custom power supplies and Electric Vehicle charging solutions to a variety of businesses including commercial properties , hotels , healthcare facilities, rental car fleets and residential customers .  Digital Power founded. 1969 Strategic Agreement with Bitnile . 2017 The TurnOnGreen Brand is created 2020 Merger with Imperalis Holdings to become a public company. 2022 ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

Executive Staff TurnOnGreen 4 30+ Years Executive Leadership Experience  30+ Years Business Strategy and Execution  Business Development and M&A Expert  Chief Engineer and Product Design Specialist  Operations and Supply Chain Expertise  Global Market Strategist  30+ Years of Technology Development  Software Application Development Expertise  Digital and Print Media Marketing Expertise  Ecommerce Implementation Expertise  Operations and Logistics Expertise  20+ Years Business Leadership Experience  10+ Years in Microcap Environment  Sales and Onboarding Expertise  Multichannel Marketing Expertise  Expert Corporate Team Builder  Business Development Specialist  Amos Kohn, MBA Marcus Charuvastra Douglas Gintz President CTO CEO Our Mission Power positive change through smart, affordable green energy technology solutions ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

Investment Highlights Why TurnOnGreen 5 Growing electrification trend and supporting Federal regulations Rapidly Expanding Market Supplying power solutions to commercial industries since 1969 Industry Experience Flexible B2B partnership programs to facilitate growth Attractive Partnership Programs Established distribution contracts, approved vendor with various State and utility funding programs, ITAR registered, Energy Star Certified, FCC authorized Competitive Advantages Recommended EVSE supplier by Best Western Hotels and Resorts Endorsed Supplier ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

Established Base of Customers Who Trusts Us 6 TurnOnGreen and Digital Power Corporation are backed by 50+ years of expertise stemming from world - class technology - based solutions for mission - critical and lifesaving services. TurnOnGreen is committed to developing Green Energy Power Solutions for businesses and consumers across the globe. maintains a division dedicated to defense - aerospace, naval, medical - healthcare, telecommunication and cryptocurrency markets.  ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

Record Electric Vehicle (EV) Sales Q2 2022 EV Charging is Here 7 Sales of electrified vehicles – combined EVs, hybrids, and fuel - cell - powered vehicles – jumped to 442,740 in Q2, a 12.9% increase from year - ago levels. Electrified vehicles account for 12.6% of the US market last quarter EVs account for 12.6% of the US market as of Q2 2022 Q2 2022 Q2 2021 Y - O - Y EVs 196,788 118,235 66.4% HEVs/PHEVs 245,204 272,935 - 10.2% Fuel Cell 796 1,074 - 25.9% Total Electric 442,788 392,244 12.0% Total Market 3,522,210 4,322,544 - 20.4% % Electrified 12.6% 8.9% 41.7% 1. Kelley Blue Book 2022 ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

Join the R EV olution EV Charging is Here 8 • $85 billion in manufacturing of electric vehicles, batteries, and EV chargers in the US 1 • $13 billion in domestic US EV manufacturing in 2022 alone (3x 2020 numbers) 1 • EV registrations up 60% in Q1 2022 2 • US EV market has grown to 4.6% of overall market – new historic high 2 • By 2035, almost half of new car sales are expected to be electric 3 1 White House FACT SHEET: President Biden’s Economic Plan Drives America’s Electric Vehicle Manufacturing Boom 2 Car and Driver – Electric Car's Turning Point May Be Happening as US Sales Numbers Start Climb 3 California Air Resources Board – California moves to accelerate to 100% new zero - emission vehicle sales by 2035 ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

Golden State Setting the Standard 9 California has been a trailblazer in government action aimed at reducing greenhouse gases. Goals set for fleets and infrastructure have already affected the market in 2022, with EV registrations and sales reaching new highs. 1 California Greenhouse Reduction Goals 40% Lower than 1990 levels by 2030 80% Lower than 1990 levels by 2050 50% Reduction in petroleum use in cars and trucks California Fleet Goals $100m Annual investment in clean transportation California Infrastructure 2 California Air Resources Board – Local Government Actions for Climate Change 1 Q2 2022 data update: Cumulative data from 2011 - 2022. Post August 2022. Data source: Califonira Energy Comissission (2022) Note: According to California Air Resources Board data, California sales are 29% national sales. ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

10 Residential Products Rebate eligible, networked charging stations What We Offer EV Charging Hardware, Software, and Services Commercial Products Fleet Products EV charger management software Design, build, and installation services Medium and heavy duty, networked EV charging stations Fleet focused EV charger management software Design, build, and installation services Flexible partnership programs Rebate/grant assistance Single Family Multi - Family EV700 and EV1100 Home EV Chargers with Dedicated APP Networked EV chargers Flexible partnership programs Rebate/grant assistance ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

11 Hospitality Where We Are, and Where We Want to Be Sales Segments and Opportunities Commercial Properties Commercial Fleet Hotels*, RV Parks**, Campgrounds**, Restaurants**, Casinos*, Golf Courses*, Wineries* Healthcare Hospitals*, Skilled Nursing Facilities*, Dialysis Centers**, Assisted Living Facilities** Retail Centers*, Office Parks*, Banks*, Stadiums and Arenas*, Private Schools**, Multi - Family Units* Government Cities*, School Districts**, State and Federal Prisons**, Military Bases** Last Mile Delivery*, Private Security**, Rental Car*, Personal Care Services**, Rideshare** Residential Single Family Homes*, Multi - Family Units*, Home - Owner Associations* *denotes current goals with active resources deployed ** denotes future goals. ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

Partner Programs Business to Business Programs 12 TurnOnGreen rents parking spaces, provides infrastructure and equipment. Over a multi - year lease. TurnOnGreen owns, operates and services chargers and retains charger revenue while monetizing carbon credits in select regions. Site host will purchase the EV charging equipment, pay for installation, and own the revenue stream. Annual network fees, operations and maintenance fees, transaction fees and warranty paid separately by the host. Site Host can apply for rebates and sell carbon credits. TurnOnGreen licenses parking spaces for a multi - year term and builds the EV charging infrastructure agreed to by the site host and TurnOnGreen. TurnOnGreen will share a % of the net revenues from the charging stations with the site host until equipment and installation costs have been recouped. EV Tenant Cooperative Financed TurnOnGreen provides hardware and installation support to the auto dealership at a discounted rate. Custom pedestals, L2 and DC Fast charging products are available for installation. Dealership The customer purchases electric vehicle supply equipment (EVSE) (white label available) inventory at a discounted rate and can offer robust at home charging solutions for new and existing customers. Reseller Referral The site host or sales organization actively markets TurnOnGreen home charging products and services using materials provided by TurnOnGreen. TurnOnGreen pays an affiliate marketing fee for units purchased by their customer base. ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

Electric Vehicle Supply Equipment (EVSE)

Electric Vehicle Charging Hardware



EVP SERIES

7kW-19kW
Network, Fleet
Capable Level 2
Chargers



EV700-EV1100

7.7 kW-11kW
SMART Level 2
EV Charger



FSP and FST Fast Series

60kw,120kW,
180kW, 360kW
DC Fast
Chargers



TurnOnGreen Management Dashboard

Comprehensive EV charger and user management platform.

©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

TURNONGREEN™ 13

EV700, 32A, 7.7kW

Level 2 Non-Networked Charger



Wi-Fi/Bluetooth Capable Connect to your EV700 via Wi-Fi or Bluetooth.	**4.3" LCD Touchscreen** Configure the EV700 on the easy-to-use LCD touchscreen.	**RFID Card Capable** Program any RFID card to control and activate charging. Program up to five RFID cards.
SMART App Controllable Operate and configure the EV700 on the TOG EV700 mobile app.	**Dynamic LED Charging Status Light** Circular LED light communicates EV700 charging statuses.	**7kW Power Output** Add 30 miles of range per hour of charging to an EV.
Adjustable Amperage Settings Adjust Amperage settings to maximize or minimize power pull from the panel.	**18' Charging Cable Chord** Comfortable cable length for ease-of-use and simple storage.	**32Amp Power Input** 32Amp power input requires 40 Amp breaker and draws from a NEMA 6-50 or 14-50 outlet.

©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

TURNONGREEN™ 14

EVP700-4G, 32A, 7.2kW

Level 2 Networked Charger


TURNON GREEN

Networked Device EVP700-4G enables remote access controls, allowing visitors to see availability and general stats before visiting.	**QR Codes** Activate the EVP700 with your mobile phone by scanning the QR code on the device.	**RFID Card Capable** Assign RFIDs to specific visitors and allow them to access charging services via card authentication.
SMART App Controllable Operate and configure the EVP700 on the TurnOnGreen Manager Dashboard.	**Dynamic LED Charging Status Light** LED lights communicate EVP700 charging statuses.	**7kW Power Output** Add 30 miles of range per hour of charging to an EV.
Load Balancing Settings Maximize or minimize your utility setup with unique power sharing capabilities.	**16' Charging Cable Chord** Comfortable cable length for ease-of-use.	**32Amp Power Input** Enough power to add 30 miles of range every hour plugged in.

©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

TURNONGREEN™

15

EVP1100, 48A, 11kW

Level 2 Networked Charger



Networked Device EVP1100 enables remote access controls, allowing visitors to see availability and general stats before visiting.	**QR Codes** Activate the EVP1100 with your mobile phone by scanning the QR code on the device.	**RFID Card Capable** Assign RFIDs to specific visitors and allow them to access charging services via card authentication.
SMART App Controllable Operate and configure the EVP1100 on the TurnOnGreen mobile app.	**5" LCD Screen** Operate device via 5" LCD screen on charger.	**11 kW Power Output** Add 45+ miles of range per hour of charging to an EV.
Load Balancing Settings Maximize or minimize your utility setup with unique power sharing capabilities.	**16' Charging Cable Chord** Comfortable cable length for ease-of-use.	**48Amp Power Input** 48 Amp input requires a 60Amp breaker for maximum safety and speed.

©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

TURNONGREEN™

16

FSP300-FSP3500

30kW-350kW DC Fast Chargers



Networked Device Wi-fi or 4G network connectivity allows the DCFC to be publicly listed and operated remotely.	**QR Codes** Activate the DCFC with your mobile phone by scanning the QR code on the device.	**RFID Card Capable** Assign RFIDs to the DCFC for ID card charge authentication and charger activation.
SMART App Controllable Operate and configure the DCFC on the TurnOnGreen mobile app.	**Credit Card Reader** Configurable for credit card reader per various rebate requirements.	**30-350 kW Power Output** Charge an EV from 20-80% in minutes.
Cable Management Overhead retractable cable management optional.	**Comfortable Charging Cable Cord** Comfortable cable length for ease-of-use.	**3Φ Power** 3 phase power allows for direct current charging.

©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

TURNONGREEN™ 17

TurnOnGreen App Remote Access and Mobile Functionality 18 • Live statistics, charger locations, pricing, and availability • Remote EV charger control • User - friendly payment processing for EV drivers • Reporting options available for users and EV hosts • 24/7 customer support • Comprehensive user permissions and management TurnOnGreen Network • Ease property manager's mind with single account management for various sites • Site hosts remain visible to EV drivers while providing convenient user interface • Unmatched Multi - tier customer service availability • Easily configurable, and utility compliant Value Added ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

Network Services Charging Station Management System (CSMS) 19 Support for multiple sites and multiple EV chargers. Networking 24/7 monitoring for charger faults and network errors. Automatic notifications. Monitoring Custom report generation, plus CSV data downloadable any time. Reporting Group users & permissions for residents, employees, and fleets. User Management Set end - user fees, accept any major credit card. Secure & Payment Card Industry (PCI) compliant. Revenue Collection Dynamic load balancing based on charger grouping, vehicle priority, and more. Power Management Charger firmware management & continual software updates. Automatic Updates Visualize your EV charging data in a customizable admin dashboard. Dashboard Access ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

Installation, Operation and Maintenance (O&M) Services Turnkey Solutions 20 Analysis of your existing electrical capacity to assess support for EV chargers. Infrastructure Assessment We’ll spec, supply, and install all the infrastructure you need to support EV charging. Infrastructure Upgrades Our infrastructure build - out will support your current needs + future expansion. Future Proofing All the labor, materials, and permits to properly install your final EV chargers. Last - mile Install We provide a turnkey installation service that includes inspecting your electrical service and adding new infrastructure as needed. This includes disconnects, new panels, and all the conduit + cable needed to wire EV chargers in your building. We also provide O&M services to help site hosts maintain their chargers year - round. ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

Digital Power Corporation Flexible, Custom Power Solutions 21 Specialists in power conversions and distribution systems Military & Aerospace Power solutions for medical products that improve health, wellness, and sustain life. Medical Digital Power Corporation (DPC) is a subsidiary of TurnOnGreen. DPC is a supplier of cutting - edge power product solutions for medical, industrial, telecom, and defense markets. The company is recognized throughout the industry for flexible, cutting - edge, feature - rich, top - quality products. Improving product reliability through digital load charging and power management. Industrial Cost - effective and highly reliable power solutions for industrial communications systems. Telecommunications ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

Digital Power

Industries Served

Healthcare	**Medical Applications** Surgical Equipment, monitoring systems, patient beds, ventilators, dialysis equipment, and ultrasound	**Lab Applications** Blood analysis machines, spectrometers, chemical lab equipment, incubators, lab automation equipment	**Dental Applications** Infusion pump controls, gamma imaging systems, oral care equipment, digital radiography, x-ray machines	**Medical Imaging** Ultrasound scanners, computerized tomography (CT) scanners, x-rays, Gamma cameras
Defense & Aerospace	**Land-based Systems** Mobile and ground communications, ground-to-air missiles, artillery gyro modular navigation systems, Unmanned Ariel Vehicles (UAVs)	**Aerospace Systems** Air-to-air missiles, airborne communication systems	**Naval Systems** Missiles command and control systems, test and simulation for weapon systems, naval power conversion, precise artillery weapons, static frequency converters, sea-to-air missile controls	
Telecommunications	**Test and Measurement Applications** Instruments and systems, oscilloscopes, spectrum analyzers, signal generators, waveform generators, network analyzers, automatic test equipment	**Data Centers and Cloud Computer Power Systems** Data storage and server components, cloud computing, video encoders, fiber optic, broadcast headend centers, switches and routers.		
Industrial	**Enterprise Network and Access** Local Area Network (LAN) and Wide Area Network (WAN) edge equipment, voice systems, routers, wireline/optical networks (FTTX), cable modem termination systems, video transcoding and broadcast	**Industrial Products** Packaging equipment, laser, video and cinema projectors, industrial printers, laboratory and diagnostic equipment	**Information Technology** Cloud computing, data storage and networking, industrial computing	

©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved

22

Charge Forward With TurnOnGreen! Thank you! 23 Marcus Charuvastra President TurnOnGreen Marcus@turnongreen.com ©2022 Imperalis Holding Corp., to be renamed TurnOnGreen Inc. All Rights Reserved